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                                                                    EXHIBIT 99.2

                              [Company Letterhead]

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, David R. Nuzzo, Chief Financial Officer (Principal Financial Officer) of S.L. Industries, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                     By: /s/David R. Nuzzo
                                                         -----------------
                                                         David R. Nuzzo
                                                         Chief Financial Officer
                                                         Date: May 13, 2003


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